INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Schedule of Effective Income Tax Rate Reconciliation [Table Text Block]
The provision for income taxes is calculated at US corporate tax rate of approximately 35% (2015: 35%) as follows:

	2016	2015

Net loss for the year	$(2,344,668)	$(2,748,266)
Expected income tax recovery from net loss	820,634	961,893
Tax effect of expenses not deductible for income tax:
Fair value of shares issued for services	(485,674)	(678,580)
Change in valuation allowance	(334,960)	(283,313)
	-	-

Schedule of Deferred Tax Assets and Liabilities [Table Text Block]
Net deferred tax assets consist of the following components as of December 31:

	2016	2015
Deferred Tax Assets - Non-current:

Tax effect of NOL Carryover	$743,922	$408,962
Less valuation allowance	(743,922)	(408,962)
Deferred tax assets, net of valuation allowance	-	-